File No. 33-11351
                                               Rule No. 497(e)


                    STEINROE INVESTMENT TRUST
                   SteinRoe International Fund

          Supplement to Prospectus dated February 1, 1995

     Bruno Bertocci and David P. Harris are co-portfolio managers of SteinRoe International Fund. Effective January 1, 1996, in addition to being officers of Stein Roe & Farnham Incorporated, the Fund's investment adviser, they are also employees of Colonial Management Associates, Inc. Stein Roe & Farnham and Colonial Management Associates are subsidiaries of Liberty Financial Companies, Inc.


            The Date of this Supplement is January 2, 1996